INTERNATIONAL EMERGING MARKETS FUND

Class	R-6
Ticker Symbol(s)	PIIMX
Principal Funds, Inc. Summary Prospectus November 22, 2016
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated November 22, 2016 and the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016 and November 22, 2016 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
R-6
Management Fees	1.18%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses (1)	176.31%
Total Annual Fund Operating Expenses	177.49%
Expense Reimbursement (2)	(176.16)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.33%
(1) Based on estimated amounts for the current fiscal year.
(2)     Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.33% for Class R-6 shares. It is expected that the expense limit will continue through the period ending February 28, 2018; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class R-6	$135	$5,061	$5,135	$5,233
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of purchase. Emerging market companies are:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. The Fund invests in equity securities of small, medium, and large market capitalization companies.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

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Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class R-6 - www.principal.com.
Using the historical performance of the Fund's Class R-3 shares, adjusted as described below, the bar chart shows the investment returns of the Fund’s Class R-6 shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for the Fund's Class R-6 shares and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (November 22, 2016), the performance shown in the table for Class R-6 shares is based on the performance of the Fund’s Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. Where this adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used for Class R-6 shares. These adjustments for Class R-6 shares result in performance for such periods that is no higher than the historical performance of the Fund's Class R-3 shares, which were first sold December 6, 2000.
Total Returns as of December 31 (Class R-6 shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	28.85%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(29.17)%
(1) The year-to-date return as of September 30, 2016 was 14.06% for Class R-6 shares.

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Average Annual Total Returns
For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Class R-6 Return Before Taxes	(14.14)%	(5.17)%	2.83%
Class R-6 Return After Taxes on Distributions	(13.83)%	(5.04)%	2.32%
Class R-6 Return After Taxes on Distribution and Sale of Fund Shares	(7.61)%	(3.56)%	2.52%
MSCI Emerging Markets NDTR D Index (reflects no deduction for fees, expenses, or taxes)	(14.92)%	(4.81)%	3.61%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R-6 shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mihail Dobrinov (since 2007), Portfolio Manager

•	Alan Wang (since 2014), Portfolio Manager

•	Mohammed Zaidi (since 2012), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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